SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: January 6, 1999
                       (Date of earliest event reported)


                             HERLEY INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                          0-5411                        23-2413500
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(State or other                    (Commission                    (IRS Employer
jurisdiction of                     File Number)                  Identification
 incorporation)                                                      Number)


10 Industry Drive, Lancaster, Pennsylvania                            17603
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 (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code                (717)  397-2777
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         (Former name of former address, if changed since last report.)

ITEM 2.   Acquisition or Disposition of Assets
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     1. (a) On January 6, 1999,  the  Registrant  acquired all of the issued and outstanding shares of common stock of General Microwave Corporation ("GMC") due to the consummation of a merger between GMC and GMC Acquisition Corporation ("Acquisition"), a wholly-owned subsidiary of the Registrant. The merger was effected pursuant to the terms and provisions of an Agreement and Plan of Merger dated as of August 21, 1998 by and among GMC, eleven GMC shareholders, the Registrant and Acquisition. Pursuant to the terms of the Merger Agreement, each former shareholder of GMC is entitled to receive $18.00 in cash and a three-year warrant to purchase one share of the Registrant's common stock at a price of $14.40 per share if the Warrant is exercised on or before January 11, 1999, and $15.60 per share if the Warrant is exercised after January 11, 1999. The cash portion of the purchase price was financed by borrowing under the Registrant's existing line of credit facility with its bank.

          (b) GMC's facilities are used by it in the design, development, manufacture and marketing of microwave and electronic systems, equipment and components, and the Registrant currently intends to continue such operations, including under leases thereof.


ITEM 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------
          (a) Financial Statements of Business Acquired. Since it is impractical to provide the required financial statements at this time, the Company will file the required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.

          (b) Pro forma Financial Information. Any required pro forma financial information also will be filed on Form 8-K/A within sixty days after the required filing date of this report.

          (c)  Exhibits.

               (1) Agreement and Plan of Merger dated August 21, 1998 by and among GMC, eleven GMC shareholders, Acquisition and Registrant. (Incorporated by reference to Exhibit 1 to Schedule 13D dated August 28,1998).

               (2) Amendment No. 1 to Agreement and Plan of Merger dated November 18, 1998 by and among GMC, eleven GMC shareholders, Acquisition and Herley. (Incorporated by reference to
                    Exhibit 2.2 to Registrant's Registration Statement on Form S-4, File No. 333-68603).

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   HERLEY INDUSTRIES, INC.

                                   By:   /s/ David H. Lieberman
                                       -----------------------------
                                       David H. Lieberman, Secretary

Dated:  January 20, 1999